SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 22, 1999


                              SoftNet Systems, Inc.
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               (Exact name of registrant as specified in charter)




         New York                    1-5270                  11-1817252
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(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Number)           Identification No.)



   650 Townsend Street, Suite 225 San Francisco, CA            94103
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        (Address of principal executive offices)             (Zip Code)




        Registrant's telephone number, including area code (415) 365-2500




                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 5.           OTHER EVENTS

         Between February 22 and February 26, 1999, the holders of the Series B Convertible Preferred Stock converted all of their shares of Series B Convertible Preferred Stock into 782,352 shares of Common Stock. As a result, there are no shares of Series B Convertible Preferred Stock outstanding.



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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   SoftNet Systems, Inc.
                                                   ---------------------
                                                        (Registrant)

Date:  March 5, 1999                      By:    /s/ Douglas S. Sinclair
                                              ----------------------------------
                                                     Douglas S. Sinclair
                                                     Chief Financial Officer


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Exhibits

99.1           News Release announcing conversion of Series B Convertible
               Preferred Stock.